Exhibit 10.15

Employee Name:             Cook           Francesca         Marie
                -----------------------------------------------------
                           Last             First           Middle

                              EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT ("Agreement"), dated as of November 3, 2003, ("Execution Date") is made by and between PharmAthene, Inc., a Delaware corporation ("Company"), and the individual identified herein ("Employee"). Company and Employee may each be referred as a "Party" and collectively as the "Parties" to this Agreement. The Parties hereby agree as follows:

                                   BASIC TERMS

1. Employment. Company hereby employs Employee, and Employee hereby accepts Employment by Company. Employee shall initially serve as
Vice President Policy & Government Affairs of Company.
------------------------------------------
             Title of Employee

2. Commencement Date. October 14, 2003 ("Commencement Date").

3. Term. Employee's employment with Company shall begin on the Commencement Date and shall end as provided in this Agreement. The period from the Commencement Date to the effective date of termination of this Agreement is called the "Term".

4. At Will Employment. Employee's employment with Company is at-will, meaning that either Employee or Company may terminate Employee's employment at any time, with or without cause, for any or no reason.

5. Duties. Employee shall have such powers and duties as are assigned or delegated to Employee by Company. Employee will devote his entire business time, attention, skill, and energy exclusively to the business of Company, will use his best efforts to promote the success of Company's business, and will cooperate fully with the Board of Directors in the advancement of the best interests of Company.

6. Salary. Employee shall be paid an annual salary of $150,000, subject to adjustment as provided below ("Salary"). The Salary is payable in equal periodic installments according to Company's customary payroll practices, but no less frequently than monthly. The Salary will be reviewed by Company not less frequently than annually, and may be adjusted upward or downward in the sole discretion of Company.

7. Benefits. Employee shall, during the Term, be permitted to participate in such pension, profit-sharing, bonus, life insurance, hospitalization, major medical, and other Company employee benefit plans that may be in effect from time to time, to the extent Employee is eligible under the terms of those plans (collectively, "Benefits"). Company reserves the right to modify, suspend or discontinue any and all such Benefits at any time without recourse by Employee, provided that any such modification, suspension or discontinuance shall also apply generally to other employees of Company.

8. Leave; Holidays. Employee will be entitled to 4 weeks paid vacation each fiscal year in accordance with Company's vacation policies in effect for its employees from time to time. Vacation must be taken by Employee at such time or times as approved by Company. Employee will also be entitled to the paid holidays and other paid leave set forth in Company's policies. Vacation days and holidays during any fiscal year that are not used by Employee during such fiscal year will be subject to any vacation days and holiday policy that Company may have in place from time to time.

9. Standard Terms and Conditions. THE STANDARD TERMS AND CONDITIONS ATTACHED HERETO AS EXHIBIT 1 SET FORTH CERTAIN DEFINITIONS TO CAPITALIZED TERMS, EMPLOYEE'S REQUIREMENT TO PROVIDE ELIGIBILITY DOCUMENTS, AND OTHER IMPORTANT PROVISIONS OF THIS AGREEMENT. SUCH STANDARD TERMS AND CONDITIONS AND ANY EXHIBITS, APPENDIXES, SCHEDULES, RIDERS OR ADDENDA HERETO ARE INCORPORATED HEREIN AND MADE A PART HEREOF BY THIS REFERENCE.

Employee Name:             Cook           Francesca         Marie
                -----------------------------------------------------
                           Last             First           Middle

10. Additional Provisions. The following provisions also apply to this Agreement (if blank, then there are NONE):

      (a) Stock Options. Employee shall be granted a total of 100,000 stock options upon the Commencement Date, and such options shall be issued according to Company's stock option plan with Company as approved and voted on by the Board of Directors. These options will vest, subject to any stock option agreement between Company and Employee, 25% after one year following the Commencement Date ("First Anniversary Date"), and the remainder to vest on a pro-rata monthly basis over the next 36 months following the First Anniversary Date such that 100% of all such options shall be vested after four years from the Commencement Date. Employee will be eligible to receive further stock options, if any, as may be granted pursuant to any stock option plan the Board of Directors may have adopted from time to time.

      (b) Severance. Subject to clauses (i) and (ii) below, Employee shall be granted a severance of 6 months ("Severance Period") of Employee's then current salary upon termination of employment, payable on a pro rata basis over the Severance Period beginning the first day of the first full calendar month following the effective date of Employee's termination, and payable in consideration for and only after Employee executes a Separation Agreement and General Release under terms specified by Company.

      (i) Employee shall not receive severance if Employee voluntarily resigns employment.

      (ii) Employee shall not receive severance if Employee is terminated for:
(1) failure to perform his or her obligations or duties, or (2) any dishonesty detrimental to Company, or other act or omission by Employee detrimental to Company's business, financial condition, reputation or good will, or damaging to its relationships with its employees, business partners, or other third parties, including, without limitation: (A) any habitual use of alcohol or illegal drugs such as to interfere with the performance of Employee's obligations hereunder; and (B) any conviction of a felony or of any crime involving fraud, embezzlement, misappropriation, or theft.

BY EXECUTING THIS AGREEMENT BELOW, THE PARTIES INDICATE THAT THEY HAVE READ AND UNDERSTOOD ALL TERMS AND CONDITIONS HEREOF AND AGREE TO BE BOUND LEGALLY BY THEM, ALL AS OF THE EXECUTION DATE.

COMPANY                                         EMPLOYEE

PHARMATHENE, INC.

By: /s/ David P. Wright                         /s/ Francesca M. Cook
    ------------------------------------        --------------------------------
Name: David P. Wright                           Name: Francesca Cook
Title: President & CEO
175 Admiral Cochrane Drive, Suite 400
Annapolis, MD 21401
Telephone: 410-571-8920                         Telephone:
Facsimile: 410-571-8927                         Facsimile:
E-mail:                                         E-mail:

ATTACHMENTS

Exhibit 1                              -      Standard Terms and Conditions
Schedule 2(d) to Exhibit 1             -      Prior Works Or Inventions


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Employee Name:             Cook           Francesca         Marie
                -----------------------------------------------------
                           Last             First           Middle

                                    EXHIBIT 1

                          STANDARD TERMS AND CONDITIONS

1. Tax Matters; Expense Reimbursement. Payments to Employee of all compensation contemplated under this Agreement shall be subject to all applicable legal requirements with respect to the withholding of taxes. Employee shall be entitled to reimbursement by Company for all direct out-of-pocket expenditures made by him or her on Company's behalf in the performance of his or her services under this Agreement, subject to any reasonable record keeping, reporting and other requirements imposed from time to time by Company.

2. Confidentiality.

      (a) Obligations. Employee shall preserve and protect the confidentiality of Confidential Information both during and after his or her employment with or by Company. In addition, Employee shall not to, at any time during the Term or thereafter, (i) disclose or disseminate Confidential Information to any third party, including without limitation employees or consultants of Company without a legitimate business need to know, (ii) remove Confidential Information from Company's premises or make copies of Confidential Information, except as required to perform Employee's job, or (iii) use Confidential Information for Employee's own benefit or for the benefit of any third party. Employee shall also take all actions necessary to avoid unauthorized disclosure and otherwise to maintain the confidential or proprietary nature of such Confidential Information. If Employee is not certain whether or not information is confidential, Employee will treat that information as Confidential Information until Employee has verification from Company's Personnel Officer that the information is not Confidential Information.

      (b) Exceptions. The obligations in this Exhibit 1 - Section 2 do not apply to any information that Employee can establish (i) has become publicly known without a breach of this Agreement by Employee or a third party's breach of an agreement to maintain the confidentiality of the information or (ii) was developed by Employee prior to the Execution Date, and prior to the date any earlier Confidentiality Agreement of the Company was signed, if the date of development can be established by documentary evidence.

      (c) Former Employer Information. Employee will not, during the Term, (i) improperly use or disclose any proprietary information or trade secrets of any former or current employer or any other person or entity or (ii) bring onto the premises of Company any unpublished document or proprietary information belonging to any such employer, person or entity unless consented to in writing by such employer, person or entity.

      (d) Inventions and Works Retained and Licensed. Employee attaches hereto, as "Schedule 2(d) to Exhibit 1: Prior Works and Inventions", a list describing all Inventions, original works of authorship, developments, improvements, and trade secrets which were made by Employee prior to his or her employment with or by Company (collectively "Prior Works or Inventions"), which belong to Employee, which relate to Company's business, products, or research and development, and which are not assigned to Company hereunder, or, if no such list is attached or such list is blank, Employee represents that there are no such Prior Works or Inventions. If, in the course of employment with or by Company, Employee incorporates into a Company product, process or machine a Prior Work or Invention owned by Employee or in which Employee has an interest, Company is hereby granted and shall have a nonexclusive, royalty-free, assignable, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Work or Invention as part of or in connection with such product, process or machine.

      (e) Ownership of Works. Company owns all right, title and interest, including without limitation trade secrets, patents and copyrights, in the following works that Employee creates, makes, conceives or reduces to practice, solely or jointly (i) works that are created using Company's facilities, supplies, information, trade secrets or time, (ii) works that relate directly or indirectly to or arise out of the actual or proposed business of Company, including, without limitation the research and development activities of Company, (iii) works that relate directly or indirectly to or arise out of any task assigned to Employee or work Employee performs for Company or (iv) works that are based on Confidential Information (collectively "Works"). Because these Works will inevitably be based upon or somehow involve Company's business, products, services or methodologies, Employee agrees that the Works will belong to the Company even if Employee creates, makes, conceives or reduces them to practice on his or her own time, using his or her own equipment, on Company's premises or elsewhere or after termination of Employee's employment with or by Company. The Works belonging to Company, include, without limitation program code and documentation. Employee will promptly provide full written disclosure to an officer of Company of any Works Employee creates, makes, conceives or reduces to practice, solely or jointly. To the extent that the Works do not qualify as works made for hire under U.S. copyright law, Employee irrevocably assigns to Company the ownership of, and all rights of copyright in, the Works. Company will have the right to hold in its own name all rights in the Works, including without limitation all rights of copyright, trade secrets and trademark. Employee also waives all claims to moral rights in any Works. Employee acknowledges and agrees that any and all patents, patent applications or other intellectual property rights relating to the Works are to be the exclusive property of Company.

      (f) Inventions; Ownership. (i) Employee shall irrevocably assign to Company Employee's entire right, title and interest in any Invention. Employee will promptly make full written disclosure to an officer of Company of any Inventions Employee creates, makes, conceives or reduces to practice, solely or jointly. Employee also waives all claims to moral rights in any Inventions. Employee acknowledges and agrees that any and all patents, patent applications or other intellectual property rights relating to the Inventions are the exclusive property of Company.

      (ii) Employee shall cooperate fully with Company, both during and after Employee's employment with or by Company, with respect to the procurement, maintenance and enforcement of copyrights, patents and other intellectual property rights (both in the United States and foreign countries) relating to Works and/or Inventions. Employee shall execute and deliver all papers, including, without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignments of priority rights, and powers of attorney, which Company may deem necessary or desirable to protect its rights and interests in any Works and/or Inventions, and if Company is unable, after reasonable effort, to secure Employee's signature on any such papers, any executive officer of Company shall be entitled to execute any such papers as Employee's agent and attorney-in-fact. Employee hereby irrevocably designates and appoints each executive officer of Company as Employee's agent and attorney-


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Employee Name:             Cook           Francesca         Marie
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                           Last             First           Middle

in-fact to execute any such papers on Employee's behalf, and to take any and all actions as Company may deem necessary or desirable to protect its rights and interests in any Works and/or Inventions, under the conditions described in the preceding sentence.

      (g) Maintenance of Records. Employee shall keep and maintain adequate and current written records of all Works and Inventions made by Employee (solely or jointly with others) during the Term with or by Company. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by Company. The records will be available to and remain the sole property of Company at all times.

      (h) Return of Confidential Information. Employee shall return to Company all Confidential Information in Employee's possession, custody or control immediately upon Employee's termination from Company, or earlier if Company requests.

      (i) Notification of New Employer. In the event Employee leaves the employ of Company or ceases to serve as a consultant to Company, Employee hereby grants consent to notification by Company to Employee's new employer about Employee's rights and obligations under this Agreement.

3. Noncompetition; Non-solicitation of Employees.

      (a) Noncompetition. (i) Company is engaged an a unique and specialized industry, and faces competition on a worldwide basis. Employee, through his or her association with Company as an employee or consultant, will acquire a considerable amount of knowledge and goodwill with respect to the business of Company, which knowledge and goodwill are extremely valuable to Company and which would be extremely detrimental to Company if used by Employee to compete with Company. It is, therefore, understood and agreed by Employee and Company that, because of the nature of the business Company, it is necessary to afford fair protection to Company from such competition by Employee. Consequently, while Employee is employed with or by Company and for a period of 12 months after termination of such employment (for any reason whatsoever, whether voluntary or involuntarily), Employee will not, whether alone or as a partner, officer, director, consultant, agent, employee or stockholder of any company or their commercial enterprise, directly or indirectly engage in any business or other activity anywhere in the world which is competitive with, or render services to any firm or business organization which competes with, Company in the business of research, discovery and/or development of human therapeutics and vaccines for infectious diseases that are being actively researched, discovered or developed by Company at the time of termination of such employment. The foregoing prohibition shall not prevent Employee's employment or engagement after termination if such employment or engagement, in any capacity, does not involve work or matters related to the business of research, discovery and/or development of human therapeutics and vaccines for infectious diseases that are being actively researched, discovered or developed by Company at the time of termination of Employee's employment.

      (ii) Nothing in Exhibit 1 - Section 3, however, will prevent Employee from engaging in additional activities in connection with personal investments and community affairs that are not inconsistent with Employee's duties under this Agreement. Employee shall be permitted to own securities of a public company not in excess of five percent (5%) of any class of such securities and to own stock partnership interests or other securities of any entity not in excess of five percent (5%) of any class of such securities and such ownership shall not be considered to be competition with Company.

      (b) Reasonableness. Company and Employee agree and acknowledge that the noncompetition clause described in Exhibit 1 - Section 3(a) above is made in consideration of substantial compensation payable under this Agreement. In consequence of this Company and Employee agree and acknowledge that the duration, scope, and geographic area included in such covenant not to compete are fair, reasonable, necessary, and appropriate, and will not prevent Employee from engaging in profitable business activities or employment.

      (c) Non-Solicitation. During and for 12 months after termination of Employee's employment for any reason, Employee shall not, directly or indirectly solicit, recruit or hire any employee of Company to work for a third party which competes with Company in the business of research, discovery and/or development of human therapeutics and vaccines for infectious diseases that are being actively researched, discovered or developed by Company at the time of termination, or engage in any activity that would cause any employee to violate any agreement with Company.

4. Representations and Warranties. Employee represents and warrants that (a) Employee is able to perform the duties of his or her position, (b) the execution and delivery of this Agreement, and the performance of Employee's duties and obligations hereunder, will not, with or without the giving of notice or the passage of time, or both, (i) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreements or understandings between Employee and other persons or companies, or
(ii) violate any judgment, writ, injunction, or order of any court, arbitrator, or governmental agency applicable to Employee, and (c) all information provided by Employee to Company is true and accurate.

5. Severability. If any term or other provision of this Agreement is determined by any arbitrator or court of competent jurisdiction to be invalid, illegal, or unenforceable in whole or in part by reason of any applicable law or public policy, and such determination becomes final and nonappealable, such term or other provision shall remain in full force and effect to the fullest extent permitted by Law, and all other terms and provisions shall remain in full force and effect in their entirety. Without limiting the generality of the foregoing, if the duration, scope, or area of restrictions set forth in Exhibit 1 - Section 3 are determined by arbitrator or any court of competent jurisdiction to be invalid, illegal, or unenforceable in whole or in part by reason of any applicable Law or public policy now or hereafter existing, such restrictions shall be interpreted, modified, or rewritten to include as much of such duration, scope or areas as will render such restrictions valid and enforceable.

6. Assignment. Employee shall not assign all or any part of Employee's rights or delegate its obligations hereunder by operation of Law or otherwise without Company's express written consent (which consent may be granted or withheld in Company's sole and absolute discretion).

7. Entire Agreement; Amendment; Waivers.

      (a) Entire Agreement. This Agreement constitutes the entire Agreement between the Parties with respect to the subject matter hereof, and supersedes all previous agreements, understandings, commitments or representations concerning the subject matter contained in this Agreement. Each Party acknowledges that the other Party has not made any representations other than those that are contained herein.


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Employee Name:             Cook           Francesca         Marie
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                           Last             First           Middle

      (b) Amendments; Waiver. Except for amendments or modifications in accordance with certain provisions of this Agreement, this Agreement may not be amended or modified in any way, except by a writing signed by an authorized officer of Company and by Employee, and none of its provisions may be waived, except by a written waiver signed by the waiving Party. No failure to act by Company will waive any right contained in this Agreement. Any waiver by Company must be in writing and signed by an officer of Company to be effective.

8. Successors and Assigns: No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns. Nothing herein, whether express or implied, is intended to or shall confer upon any other Person any legal or equitable right, power, or remedy of any kind, nature, or description whatsoever under or by reason hereof.

9. Dispute Resolution.

      (a) Arbitration. Any and all disputes or claims arising during the course of employment, or arising out of the termination of employment, or arising in the interpretation of this Agreement, between Employee and Company which cannot be resolved through good faith negotiation, shall be resolved in accordance with the provisions of this Section by mandatory arbitration, provided, however, that the arbitration requirement shall not apply to Company seeking damages or injunctive relief described in Exhibit 1 - Section 9(c), if such relief is available under applicable law. Except as otherwise provided in this Agreement, if any controversy should arise between the Parties in as a result of Employee's employment relationship with Company, or the performance, interpretation or application of this Agreement, either Party may serve upon the other a written notice stating that such Party desires to have such controversy reviewed by a board of three arbitrators and naming the person whom such Party has designated to act as an arbitrator. Within 10 days after receipt of such notice, the other Party shall designate an individual to act as arbitrator and shall notify the Party requesting arbitration of such designation and the name of the individual so designated. The two arbitrators so designated shall promptly select a third arbitrator, and if they are not able to agree on such third arbitrator within 10 days, then either arbitrator, on 10 days notice in writing to the other, or both arbitrators, shall apply to the American Arbitration Association to designate and appoint such third arbitrator. If the Party upon whom a written request for arbitration is served shall fail to designate its arbitrator within 10 days after receipt of such notice, then the arbitrator designated by the Party requesting arbitration shall act as the sole arbitrator and shall be deemed to be the single, mutually approved arbitrator to resolve such controversy. All documents, testimony, and records relating to any such arbitration will be maintained in secrecy and will be available for inspection by Company, Employee and their representative attorneys and experts, who will agree, in advance and in writing, to receive and maintain all such information in secrecy, except as may be limited by them in writing.

      (b) Binding Nature. The decision and award of a majority of the arbitrators, or of such sole arbitrator, shall be binding upon both Employee and Company and shall be enforceable in any court of competent jurisdiction. Such decision and award may allocate the costs of such arbitration to one of the Parties or disproportionately between the Parties. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association.

      (c) Damages; Injunctive Relief. (i) Employee's obligations under this Agreement have a unique and substantial value to Company and Employee remains obligated even if he or she voluntarily or involuntarily leaves Company's employment. Employee understands that if Employee violates this Agreement during or after his or her employment Company may be able to recover monetary damages from Employee and/or the other relief described below.

      (ii) A violation or even a threatened violation of this Agreement is likely to result in irreparable harm to Company and monetary damages alone would not completely compensate Company for the harm. Accordingly, Company may obtain an injunction prohibiting Employee from violating Section 2 and Section 3 of
Exhibit 1 of this Agreement, an order requiring Employee to render specific performance of the Agreement, and/or other appropriate equitable remedies.

      (iii) If an arbitrator or court determines that Employee has breached or attempted or threatened to breach Section 2 or Section 3 of Exhibit 1 of this Agreement, Employee acknowledges that such a breach would cause irreparable harm to Company, and Employee consents to the granting of an injunction restraining Employee from further breaches or attempted or threatened breaches of this Agreement, compelling Employee to comply with this Agreement, and/or prescribing other equitable remedies.

10. Governing Law. This Agreement, and any other disputes or claims arising out of Employee's employment, including all arbitrated disputes, shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its conflict of laws provisions. Suit to enforce any provision of this Agreement or to obtain any remedy with respect hereto may be brought in a court of the State of Maryland for this purpose, Employee expressly consents to the jurisdiction of said courts.

11. Notices. All notices and other communications from one Party to the other shall be in writing and shall be deemed received upon (a) actual receipt when personally delivered, (b) electronic confirmation of receipt if sent by electronic mail, (c) electronic confirmation of receipt if sent by facsimile,
(d) expiration of the 5th business day after being deposited in the United States mails, postage prepaid, certified or registered mail or (e) expiration of one business day after being deposited during the regular business hours for next-day delivery and prepaid for overnight delivery with a national overnight courier company, addressed to the other Party as set forth on the signature page. Each Party may change its address by giving the other Party notice thereof in conformity with this Section.

12. Definitions. For purposes of this Agreement:

      (a) "Agreement" means the agreement, and each such exhibit, appendix, schedule, rider or addendum attached thereto as they may be amended, restated, supplemented or modified from time to time.

      (b) "Confidential Information" means confidential, proprietary or trade secret information relating to Company's past, present or future (i) products, processes, formulas, patterns, compositions, compounds, projects, specifications, know how, research data, clinical data, personnel data, compilations, programs, devices, methods, techniques, inventions, software, and


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Employee Name:             Cook           Francesca         Marie
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improvements thereto, (ii) research and development activities, (iii) designs and technical data, (iv) marketing or business development activities, including without limitation prospective or actual bids or proposals, pricing information and financial information, (v) customers or suppliers or (vi) other administrative, management, planning, financial, marketing, purchasing or manufacturing activities. All of this type of information, whether it belongs to Company or was provided to Company by a third party with the understanding that it be kept confidential, and any documents, diskettes or other storage media, or other materials or items containing this type of information, are proprietary and confidential to Company.

      (c) "Invention" means any invention, modification, design, program code, software, documentation, formula, data, know how, technique, process, method, device, discovery, improvement, developments, or works of authorship and all related patents, patent applications, copyrights and copyright applications whether patentable or not, created, made, conceived or reduced to practice, solely or jointly by Employee whether or not during normal working hours or on Employee's own time, using Employee's own equipment, on the premises of Company or elsewhere, or after termination of Employee's employment with or by Company that (i) is created using Company's facilities, supplies, information, trade secrets or time, (ii) relates directly or indirectly to or arises out of the actual or proposed business, including without limitation the research and development activities, of Company, (iii) relates directly or indirectly to or arises out of any task assigned to Employee or work Employee performs for Company or (iv) is based on Confidential Information.

      (d) "Law" means any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

      (e) "Person" means any individual, partnership, firm, corporation, limited liability company, joint venture, association, trust, unincorporated organization, or other entity.

13. Indemnification. Employee shall indemnify and hold Company harmless from:

      (a) any and all damages, claims, costs and expenses based on, or arising from, the breach of any agreement or understanding between Employee and another person or company, and

      (b) Employee's use or disclosure of any Confidential Information or trade secrets Employee obtained from sources other than Company.

14. Miscellaneous Provisions.

      (a) Construction. Each Party has participated equally in the preparation and negotiation of this Agreement, and each Party hereby unconditionally and irrevocably waives to the fullest extent permitted by law any rule of interpretation or construction requiring that this Agreement be interpreted or construed against the drafting Party.

      (b) Order of Precedence. In the event of any conflict between a provision or provisions set forth under the Basic Terms heading in this Agreement and any exhibit, appendix, schedule, rider or addendum, the provision or provisions set forth under such Basic Terms shall control unless the exhibit, appendix, schedule, rider or addendum specifically provides otherwise.

      (c) Headings. The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning, construction, or interpretation of any term or provision hereof.

      (d) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties in separate counterparts, each of which when executed shall be deemed an original, and all of which taken together shall constitute one and the same Agreement with the same effect as if such signatures were upon the same document. Delivery of an executed counterpart hereof via facsimile shall be as effective as delivery of a manually executed counterpart hereof.

      (e) Eligibility Documents. Employee shall provide Company with true and correct documents ("Eligibility Documents") identifying Employee's eligibility to work in the United States (see back of 1-9 form for list of acceptable documents) on or before the Commencement Date. Employee will need these documents to begin employment.


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Employee Name:             Cook           Francesca         Marie
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                           SCHEDULE 2(d) TO EXHIBIT 1

                            PRIOR WORKS OR INVENTIONS

The following are Employee's Prior Works Or Inventions as defined in Section 3(d) of Exhibit 1 of this Agreement. If blank, then there are NONE.


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